Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT (MEZZANINE A LOAN)

Dated as of September 3, 2013

among

BRE Select Hotels Mezz 1A LLC, as Pledgor

And

PRINCIPAL LIFE INSURANCE COMPANY,

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY,

and

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND,

and

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND,

and

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND,

and

BSSF ARH HOLDING, LLC

collectively, as Lender

PLEDGE AND SECURITY AGREEMENT (MEZZANINE A LOAN)

PLEDGE AND SECURITY AGREEMENT (MEZZANINE A LOAN) (this “Agreement”), dated as of September 3, 2013, made by BRE Select Hotels Mezz 1A LLC, with an address at c/o Blackstone Real Estate Advisors VII L.P., 345 Park Avenue, New York, New York 10154 (“Pledgor”), in favor of PRINCIPAL LIFE INSURANCE COMPANY, having an address at c/o Principal Real Estate Investors, 801 Grand Avenue, Des Moines, Iowa 50392, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, having an address at 132 Turnpike Road, Suite 210, Southborough, Massachusetts 01772, FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, having an address at c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210, FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND, having an address at c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210, FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND, c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210 and BSSF ARH HOLDING, LLC having an address at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154 (together with their respective successors and assigns, “Lender”).

RECITALS

WHEREAS, Citigroup Global Markets Realty Corp., a New York corporation, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (“Citi”), and Bank of America, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (“BOA”) Citi and BOA, collectively, “Original Mortgage Lender”) made a mortgage loan (the “Mortgage Loan”) to the entities listed on Schedule B attached hereto (with their successors and assigns, each a “Mortgage Borrower” and together with New Borrower, collectively, “Mortgage Borrowers”) pursuant to that certain Loan Agreement among Mortgage Borrower, Original Mortgage Lender and BRE Select Hotels Operating LLC, a Delaware limited liability company, dated as of May 14, 2013 (as amended, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), which Mortgage Loan is evidenced by that certain Note (as defined in the Mortgage Loan Agreement) and secured by, among other things, the liens and security interests of certain mortgages and deeds of trust (as the same may hereafter be amended, modified, restated, renewed or replaced, collectively, the “Security Instruments”) on, among other things, the real property and other collateral as more fully described in the Security Instruments;

WHEREAS, certain of the real property and other collateral described in the Security Instruments have been transferred to BRE Select Hotels Southeast LLC (together with its successors and assigns “New Mortgage Borrower”) pursuant to the provisions of 5.2.10(i) of the Loan Agreement (the “Permitted Transfer”) and in connection with the Permitted Transfer New Borrower has executed and delivered that certain Joinder Agreement and Amendment to Loan Agreement and Loan Documents, between New Mortgage Borrower, U.S. National Bank, as trustee for the Registered Holders of CGBAM Commercial Mortgage Trust 2013-BREH , as successor in interest to the Original Mortgage Lender (together with its successors and assigns, the “Mortgage Lender”) and the other parties thereto, dated as of the date hereof (the “Joinder”);

WHEREAS, Pledgor is the legal and beneficial owner of 100% issued and outstanding limited liability company interests in New Mortgage Borrower; and

WHEREAS, in connection with the Permitted Transfer, Pledgor is required to execute and deliver this Agreement to Lender;

NOW, THEREFORE, in consideration of the premises and to induce Lender to make its loan under the Loan Agreement, Pledgor hereby agrees with Lender as follows:

1. Defined Terms. As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

“Agreement” means this Pledge and Security Agreement (Mezzanine A Loan), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Article 8 Matter” has the meaning ascribed to such term in Section 19(b) hereof.

“Borrower” means, collectively, BRE Select Hotels Mezz 1A LLC, a Delaware limited liability company and BRE Select Hotels Mezz 1B LLC, a Delaware limited liability company.

“Cash Management Agreement” has the meaning ascribed to such term in the Loan Agreement.

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York or, as the context may require, the State of Delaware, or, as the context may require, in effect in the State or States in which any Collateral is located.

“Collateral” means the Pledged Collateral and all Proceeds thereof.

“Debt” has the meaning ascribed to such term in the Loan Agreement.

“Issuer” has the meaning ascribed to such term in Section 6(b) hereof.

“Lender” has the meaning ascribed to such term in the introductory paragraph.

“Loan” has the meaning ascribed to such term in the Recitals.

“Loan Agreement” means that certain Mezzanine A Loan Agreement dated as of May 14, 2013 between Pledgor, BRE Select Hotels Mezz 1B LLC, a Delaware limited liability company (together with Pledgor, collectively, the “Mezzanine A Borrower”) and Citi and BOA, as Mezzanine A Lender, as the same was assigned by Citi and BOA to the Lenders and amended by that First Amendment to Mezzanine A Loan Agreement and Other Loan Documents among Lender and Mezzanine A Borrower, and as same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Documents” means the Note, the Loan Agreement, this Agreement, the Cash Management Agreement, the UCC-1 Financing Statements and the other documents and instruments entered into in connection with the Loan.

“Mortgage Borrower” and “Mortgage Borrowers” each has the meaning ascribed to such term in the Recitals.

“Mortgage Lender” has the meaning ascribed to such term in the Recitals.

“Mortgage Loan” has the meaning ascribed to such term in the Recitals.

“Mortgage Loan Agreement” has the meaning ascribed to such term in the Recitals.

“Note” has the meaning ascribed to such term in the Loan Agreement.

“Pledged Collateral” has the meaning ascribed to such term in Section 2 of this Agreement.

“Pledged Securities” means the limited liability company interests of Pledgor in New Mortgage Borrower listed on Schedule C hereto, together with all certificates evidencing ownership of such interests, and all claims, powers, privileges, benefits, remedies, voting rights, options or rights of any nature whatsoever which currently exist or may be issued or granted by New Mortgage Borrower to Pledgor while this Agreement is in effect.

“Pledgor” has the meaning ascribed to such term in the introductory paragraph.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code in effect in the State of New York on the date hereof, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto, and all of Pledgor’s right, title and interest in all distributions, monies, fees and compensation payable with respect to the Pledged Securities, as well as (i) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of Pledgor relating to the foregoing and (ii) all cash or non-cash proceeds of any of the foregoing.

“Security Instruments” has the meaning ascribed to such term in the Recitals.

“Special Damages” has the meaning ascribed to such term in Section 18(j) hereof.

Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

(i) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(ii) The word “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”

2. Pledge; Grant of Security Interest. Pledgor hereby pledges and grants to Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of Pledgor’s right, title and interest to and under, in each case, whether now owned or existing, or hereafter acquired or arising in the following (collectively, the “Pledged Collateral”):

(a) all Pledged Securities;

(b) all securities, security certificates, moneys or property representing the Pledged Securities, or representing dividends or interest on any of the Pledged Securities, or representing a distribution in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities;

(c) all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Securities and any other Collateral;

(d) all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Code) constituting or relating to the foregoing; and

(e) all Proceeds of any of the foregoing property of Pledgor (including, without limitation, any proceeds of insurance thereon, all “accounts”, “general intangibles”, “instruments” and “investment property”, in each case as defined in the Code, constituting or relating to the foregoing).

3. Certificates. Concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Lender each original certificate evidencing the Pledged Securities (which certificates shall constitute “security certificates” (as defined in the Code)), together with an undated limited liability company membership, stock or limited partnership power covering each such certificate duly executed in blank.

4. Representations and Warranties. Each Pledgor represents and warrants as of the date hereof that:

(a) no authorization, consent of or notice to any other Person (including, without limitation, any member, owner, partner or creditor of Pledgor and/or Issuer) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by Pledgor of any of the Pledged Collateral to Lender or the subsequent transfer thereof by Lender pursuant to the terms hereof;

(b) all of the certificates representing the Pledged Securities have been duly and validly issued and are fully paid and nonassessable;

(c) the Pledged Securities in each case constitute all the issued and outstanding limited liability company, limited partnership interests and shares of stock, as the case may be, in the Issuer;

(d) Each Pledgor is the record and beneficial owner of, and has good title to, the related Pledged Securities set forth on Schedule C attached hereto opposite the name of such Pledgor in each case free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement, and the Pledged Securities have not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(e) upon delivery to Lender of the limited liability company, stock and limited partnership certificates, as applicable, evidencing the Pledged Securities and the filing of UCC-1s, to the extent required by law, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Pledged Securities, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Pledged Securities from Pledgor, free from any adverse claim;

(f) upon the filing of the UCC-1 financing statements referred to in Section 12 of this Agreement with the Delaware Secretary of State, the Lien granted pursuant to this Agreement will constitute a valid, perfected, first priority Lien on the Collateral (other than the Pledged Securities and related Proceeds) in such jurisdictions, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any such other Collateral from Pledgor;

(g) the principal place of business and chief executive office of Pledgor is located at c/o Blackstone Real Estate Advisors VII L.P., 345 Park Avenue, New York, New York 10154;

(h) the exact name of each Pledgor is, and at all times has been, as set forth on Schedule A to this Agreement;

(i) each Pledgor is, and at all times has been, organized exclusively under the laws of the State of Delaware;

(j) there currently exist no certificates, instruments or writings representing the Pledged Securities other than the certificates delivered to Lender and to the extent that in the future there exist any such certificates, instruments or writings, Pledgor shall deliver all such certificates, instruments or writings to Lender together with the undated limited liability company membership powers, stock powers and limited partnership powers executed in blank; and

(k) The Pledged Securities (i) are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), (ii) are “financial assets” (within the meaning of Section 8-102(a)(9) of the Code) and (iii) are not credited to a “securities account” (within the meaning of Section 8-501(a) of the Code). The operating agreements of each Issuer and the certificates evidencing the Pledged Securities each states that the Pledged Securities are “securities” as such term is defined in Article 8 of the UCC as in effect in the State of Delaware.

5. Covenants. Each Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full:

(a) If Pledgor shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any limited liability company interest certificate, stock certificate or limited partnership interest certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Securities, or otherwise in respect thereof, such Pledgor shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by such Pledgor to Lender, if required, together with an undated limited liability company power, stock power or limited partnership power, as applicable, covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to Lender to be held by it hereunder as additional security for the Debt and distributed in accordance with the provisions of the Loan Agreement and the Cash Management Agreement, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof and the provisions of the Loan Agreement, as additional security for the Debt and distributed in accordance with the provisions of the Loan Agreement and the Cash Management Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by any Pledgor, such Pledgor shall deliver the same forthwith to Lender and, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Debt.

(b) Without the prior written consent of Lender, Pledgor shall not, directly or indirectly (i) except as expressly permitted in the Loan Agreement, vote to enable, or take any other action to permit any Issuer to issue any additional limited liability company, partnership interests or shares of stock, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any limited liability company, partnership interests or shares of stock, as applicable, in any Issuer, (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Pledgor will not create, incur or permit to exist, will defend, at its sole cost and expense, the Collateral against, and will take all such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, and will defend, at its sole cost and expense, the right, title and interest of Lender in, to and under the Collateral against the claims and demands of all Persons whomsoever.

(c) At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver, file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, filing UCC financing or continuation statements, provided that the amount of the Debt or the obligations of Pledgor hereunder shall not be increased thereby. Pledgor hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(d) Pledgor will furnish to Lender from time to time statements and schedules further identifying and describing the Pledged Securities and such other reports in connection with the Pledged Securities as Lender may reasonably request, all in reasonable detail.

(e) Except as expressly permitted in the Loan Agreement, Pledgor will not, unless (i) it shall have given fifteen (15) days’ prior written notice to such effect to Lender and (ii) all action reasonably necessary to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Pledged Securities shall have been taken, (A) change the location of its chief executive office or principal place of business from that specified in Section 4(g) hereof, or (B) change its name, identity or corporate organization, or (C) reorganize or reincorporate under the laws of another jurisdiction.

(f) Borrower shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement excluding any income or franchise taxes imposed on Lender.

(g) The Pledged Securities (i) shall continue to be “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), (ii) shall continue to be “financial assets” (within the meaning of Section 8-102(a)(9) of the Code) and (iii) shall not be credited to a “securities account” (within the meaning of Section 8-501(a) of the Code). The operating agreements of each Issuer and the certificates evidencing the Pledged Securities each shall at all times state that the Pledged Securities are “securities” as such term is defined in Article 8 of the UCC as is in effect in the State of Delaware.

6. Certain Understandings of Parties; Control of Pledged Collateral; Registration of Pledge, Etc.

(a) The parties acknowledge and agree that all of the Pledged Securities are “certificated”, are “securities” governed by Article 8 of the Code and, during the term of this Agreement, the Pledged Securities are and will be deemed securities and certificated securities under Article 8 and Article 9 of the Code, including without limitation, Section 8-103(c) of the Code. Pledgor covenants and agrees that (A) the Pledged Securities are not and will not be dealt in or traded on securities exchanges or securities markets and (B) the Pledged Securities are not and will not be investment company securities within the meaning of Section 8-103 of the Code, and (C) the Pledged Securities constitute “certificated securities” within the meaning of Section 8-102(a)(14) of the Code.

(b) Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Securities concurrently with the execution and delivery of this Agreement, and subsequently from time to time upon Lender’s written request following Lender’s transfer of all or any portion of the Loan, Pledgor shall send written instructions in the form of Exhibit A hereto to the issuer thereof (each, an “Issuer”), and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit B hereto pursuant to which the Issuer will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Securities without further consent of Pledgor or any other Person. Notwithstanding anything in this paragraph, neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Lender to give instructions with respect to the Pledged Collateral beyond such rights set forth in this Agreement.

(c) Concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Lender all of the certificates evidencing the Pledged Securities, together with the undated limited liability company membership powers, stock powers and limited partnership powers, as applicable, executed in blank with, if Lender so requests, signature guaranteed.

7. Cash Dividends; Voting Rights. Subject to Section 8 (relating to the application of distributions to pay the Debt) and the provisions of the Loan Agreement and the Cash Management Agreement, and unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive all limited liability company, stock and limited partnership interest distributions or cash dividends, as applicable, paid in the normal course of business of the Issuers and to exercise all voting and limited liability company, partnership interests and shares of stock, as applicable, with respect to the Pledged Securities, provided that no vote shall be cast or right exercised or other action taken which, in Lender’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the Note, this Agreement or any other Loan Documents.

8. Rights of Lender.

(a) If an Event of Default shall occur and be continuing, Lender shall have the right to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Pledged Securities and the other Collateral and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect, in accordance with the Loan Documents. If an Event of Default shall occur and be continuing, then all such Pledged Securities at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting, and limited liability company, partnership interests and shares of stock and other rights, as applicable, of Pledgor pertaining to the Pledged Securities, including, without limitation, all rights to control the Issuers (including the right to remove and/or replace directors and managers) pursuant to and in accordance with such voting and beneficial interests and other rights of Pledgor or as set forth in the organizational documents of the Pledged Securities and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c) Upon satisfaction in full of the Debt and payment of all amounts owed on the Note, Lender’s rights under this Agreement shall automatically terminate and Lender, at Pledgor’s cost and expense, shall execute and deliver to Pledgor, or shall authorize Pledgor to file, UCC 3 termination statements or similar documents and agreements to terminate all of Lender’s rights under this Agreement and all other Loan Documents and upon request, Lender shall deliver the certificates evidencing the Pledged Securities and any limited liability powers, limited partnership powers or stock powers, as applicable, to Pledgor.

(d) Pledgor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e) The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Lenders shall be responsible to Pledgor for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

(f) If Pledgor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid on demand, shall be payable by Borrower to Lender on demand and shall constitute obligations secured hereby.

9. Remedies. If an Event of Default shall occur and be continuing, Lender may, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt:

(a) exercise all rights and remedies of a secured party under the Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b) make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral; and

(c) in its discretion, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

Without limiting the generality of the foregoing, Lender, upon the occurrence and during the continuance of an Event of Default, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or otherwise required hereby) to or upon Pledgor, Issuers or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived to the extent permitted under applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Sections 9-610 and 9-615 of the Code, shall Lender be required to account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except for any claims, damages and demands it may have against Lender arising from the willful misconduct or gross negligence of Lender or its affiliates, or any agents or employees of the foregoing. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

The rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

10. Private Sales. (a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit Issuer or Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Issuers or Pledgor would agree to do so.

(b) Pledgor further shall use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Securities pursuant to this Section 10 valid and binding and in compliance with any and all other requirements of applicable law. Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Loan Agreement.

(c) Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale.

(d) The Code states that the Lender is able to purchase the Pledged Securities only if they are sold at a public sale. Lender has advised Pledgor that Securities and Exchange Commission staff personnel have issued various No-Action Letters describing procedures which, in the view of the Securities and Exchange Commission staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the Code, yet not public for purposes of Section 4(2) of the Securities Act of 1933. The Code permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Article 9. Pursuant to the Code, Pledgor specifically agrees (x) that it shall not raise any objection to Lender’s purchase of the Pledged Securities (through bidding on the obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the Code; (ii) will be considered commercially reasonable notwithstanding that the Lender has not registered or sought to register the Pledged Securities under the Securities Laws, even if Pledgor or Issuer agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that the Lender purchases the Pledged Securities at such a sale.

(e) Pledgor agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Securities sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:

(i) Lender conducts the foreclosure sale in the State of New York,

(ii) The foreclosure sale is conducted in accordance with the laws of the State of New York,

(iii) Not more than ten (10) days before, and not less than five (5) days in advance of the foreclosure sale, Lender notifies Pledgor at the address set forth herein of the time and place of such foreclosure sale,

(iv) The foreclosure sale is conducted by an auctioneer licensed in the State of New York and is conducted in front of the New York Supreme Court located in New York City or such other New York State Court having jurisdiction over the Collateral on any Business Day between the hours of 9 a.m. and 5 p.m.,

(v) The notice of the date, time and location of the foreclosure sale is published in the New York Times or Wall Street Journal (or if the New York Times and Wall Street Journal are no longer publishing, such other newspaper widely circulated in New York, New York) for seven (7) consecutive days prior to the date of the foreclosure sale, and

(vi) Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State of Delaware conducted not later than twenty (20) days and not earlier than thirty (30) days before such notification date.

11. Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

12. Financing Statements; Other Documents. Pledgor hereby authorizes Lender to file UCC-1 financing statements with respect to the Collateral, including, without limitation, one or more financing statements describing the collateral covered thereby as “all assets or personal property of the debtor” or words of similar effect. Pledgor agrees to deliver any other document or instrument which Lender may reasonably request with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, each Pledgor hereby authorizes the filing of financing statements (and amendments of financing statements and continuation statements) that name the Pledgor as debtor and the Lender as secured party and that cover all personal property or all assets of the Pledgor. Each Pledgor also hereby ratifies the filing of any such financing statements (or amendments of financing statements or continuation statements) that were filed prior to the execution hereof.

13. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender, upon the occurrence and during the continuance of an Event of Default, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable during the continuance of an Event of Default to accomplish the purposes hereof including, without limitation:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

(d) to execute, in connection with the sale provided for in Sections 9 or 10, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so requested by Lender, each Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. Following the repayment of the Debt, Lender shall execute such documentation as is reasonable and customary to evidence the termination of the power to act as attorney-in-fact for Pledgor.

14. Additional Covenants of Pledgor Relating to Affirmative Covenants of Issuers. Each Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, (i) such Pledgor shall take and shall cause each Issuer to take any and all actions either necessary or reasonably requested by Lender to ensure complete compliance with Section 5.1 of the Mortgage Loan Agreement, (ii) each Issuer shall take such actions as are required by or to comply with the terms of the Mortgage Loan Documents, in each case, applicable to it, and shall not take any actions that violate any such documents, and (iii) the Issuers shall not apply amounts disbursed to the Issuers pursuant to the requirements of the Mortgage Loan in a manner contrary to the requirements of the Mortgage Loan Documents.

15. Additional Covenants of Pledgor Relating to Negative Covenants of Issuers. Each Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, such Pledgor shall take and shall cause each Issuer to take any action to ensure compliance with Section 5.2 of the Mortgage Loan Agreement.

16. Non-Recourse. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Agreement as to the liability of Pledgor hereunder to the same extent and with the same force as if fully set forth herein.

17. Intentionally Omitted.

18. Miscellaneous.

(a) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c) No Waiver; Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 18(d)), delay, indulge, omit or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

(d) Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and the respective permitted successors and assigns of Pledgor and shall inure to the benefit of Lender and its successors and assigns; provided no Pledgor shall have any right to assign its rights hereunder, and any attempted assignment by a Pledgor shall be null and void. The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee to which Lender transfers the Note and Loan Agreement.

(e) Notices. All notices, consents, approvals and requests required or permitted hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement and the following:

If to Pledgor:	c/o Blackstone Real Estate Advisors VII L.P. 345 Park Avenue New York, New York 10154 Attention: William J. Stein and Judy Turchin Facsimile No.: (212) 583-5849

with a copy to:	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Gregory J. Ressa, Esq. Facsimile No.: (212) 455-2502

(f) Governing Law.

(i) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK,

WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

Corporation Service Company

80 State Street

Albany, New York 12207

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT

ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

(g) Agents. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(h) Irrevocable Authorization and Instruction to Issuers. Pledgor hereby authorizes and instructs each Issuer and any servicer of the Loan to comply with any instruction received by it from Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each Issuer and any servicer shall be fully protected in so complying.

(i) Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

(j) WAIVER OF JURY TRIAL, DAMAGES, JURISDICTION. PLEDGOR AND LENDER EACH HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DEALINGS BETWEEN PLEDGOR AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. PLEDGOR AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH PLEDGOR. PLEDGOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH WAIVER IS KNOWINGLY AND VOLUNTARILY GIVEN FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, PLEDGOR SHALL AND HEREBY DOES SUBMIT TO THE NON EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM). PLEDGOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER PLEDGOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON PLEDGOR AT THE ADDRESS OF PLEDGOR AND TO THE ATTENTION OF SUCH PERSON AS SET FORTH IN THIS SECTION 18.

No claim may be made by Pledgor against Lender, its affiliates and its respective directors, officers, employees, or attorneys for any special, indirect or consequential damages (“Special Damages”) in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of, or in any way related to the transactions contemplated or relationship established by this Agreement or the other Loan Documents, or any act, omission or event occurring in connection herewith or therewith; and to the fullest extent permitted by law Pledgor hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(k) Acknowledgment and Consent. Pledgor shall cause each Issuer to execute and deliver to Lender an Acknowledgment and Consent with respect to this Agreement in the form of Exhibit C attached hereto, respectively, in connection with the execution and delivery of this Agreement.

(l) Joint and Several Liability. If Pledgor consists of one or more person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

19. Irrevocable Proxy. (a) Solely with respect to Article 8 Matters (hereinafter defined), Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Securities, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to Article 8 Matters. The proxy granted and appointed in this Section 19(a) shall include the right to sign Pledgor’s name to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Securities that applicable law may permit or require, to cause the Pledged Securities to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Pledged Securities that Pledgor may have granted or appointed. Other than as permitted herein or in the Loan Agreement, Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Securities with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

(b) As used herein, “Article 8 Matter” means any action, decision, determination or election by Issuers or their member(s) that its membership interests or other equity interests, or any of them, cease to be, a “security” as defined in and governed by Article 8 of the Code, and all other matters directly related to any such action, decision, determination or election.

(c) The proxies and powers granted by Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date set forth above.

PLEDGOR:

BRE SELECT HOTELS MEZZ 1A LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim
Title: Managing Director and Vice President

LENDER:

PRINCIPAL LIFE INSURANCE COMPANY

By: PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Matthew J. Stump
Name: Matthew J. Stump
Title: Commercial Mortgage Servicer-Portfolio

By:	/s/ Darin L. Benningedorf
Name: Darin L. Benningedorf
Title: Assistant Managing Director
Special Servicing

[Signatures Continue on Following Page]

LENDER:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Gilles Dellaert
Name: Gilles Dellaert
Title: Authorized Signatory

[Signatures Continue on Following Page]

LENDER:

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

[Signatures Continue on Following Page]

LENDER:

BSSF ARH HOLDING, LLC

By:	/s/ Randall Rothschild
	Name:	Randall Rothschild
	Title:	Managing Director

SCHEDULE A

PLEDGOR

(i)	BRE Select Hotels Mezz 1A LLC;

Schedule A-1

SCHEDULE B

MORTGAGE BORROWERS

(ii)	BRE Select Hotels Clearwater LLC;

(iii)	BRE Select Hotels NC L.P.;

(iv)	BRE Select Hotels Properties LLC;

(v)	BRE Select Hotels Redmond LLC;

(vi)	BRE Select Hotels Tuscaloosa LLC;

(vii)	BRE Select Hotels TX L.P.; and

(viii)	BRE Select Hotels AZ LLC.

Schedule B-1

SCHEDULE C

To Pledge Agreement

DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Limited Liability Company Interests or Partnership Interests	Percentage of Interests
BRE Select Hotels Mezz 1A LLC	BRE Select Hotels Southeast LLC	Limited liability company interests	100%

Schedule C-1

EXHIBIT A

FORM OF INSTRUCTION TO REGISTER PLEDGE

FOR ISSUER

[            ], 2013

To: [            ]

In accordance with the requirements of that certain Pledge and Security Agreement (Mezzanine A Loan), dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between PRINCIPAL LIFE INSURANCE COMPANY, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND, FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND, and BSSF ARH HOLDING, LLC (together with their successors and assigns, each, a “Co-Lender” and, collectively, “Lender”) and BRE SELECT HOTELS MEZZ 1A LLC, a Delaware limited liability company (the “Pledgor”) (defined terms used herein as therein defined), you are hereby instructed, notwithstanding your and our understanding that the limited liability company interests, partnership interests and shares of stock described below are a “security” under the Uniform Commercial Code, as a precaution in the event that such interest was nevertheless held not to be a security and to better assure the perfection of the security interest of Lender in such interests, to register the pledge of the following interests in the name of Lender as follows:

The 100% limited liability company interests or partnership interests of the undersigned in the applicable Issuers (each, an “Issuer” and collectively, the “Issuers”) as listed on Schedule C to the Pledge Agreement including without limitation all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a) all additional limited liability company or partnership interests or shares of stock of, or other equity interests in, the Issuers and options, warrants, and other rights hereafter acquired by Pledgor in respect of such limited liability company interests, partnership interests, shares of stock or other equity interests, as applicable (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of the Issuers or otherwise) (all such limited liability company interests, partnership interests, shares of stock and other equity interests, including those described on Schedule C to the Pledge Agreement, and all such options, warrants and other rights being hereinafter collectively referred to as the “Pledged Securities”);

(b) all certificates, instruments, or other writings representing or evidencing the Pledged Securities, and all accounts and general intangibles arising out of, or in connection with, the Pledged Securities;

Exhibit A

(c) any and all moneys or property due and to become due to Pledgor nor or in the future in respect of the Pledged Securities, or to which Pledgor may now or in the future be entitled to in its capacity as a member of each of the Issuers, whether by way of a dividend, distribution, return of capital, or otherwise;

(d) all other claims which Pledgor now has or may in the future acquire in its capacity as a member of each of the Issuers against the Issuer and its property;

(e) all rights of Pledgor under the operating agreements of the Issuers (and all other agreements, if any, to which Pledgor is a party from time to time which relate to its ownership of the Pledged Securities), including, without limitation, all voting and consent rights of Pledgor arising thereunder or otherwise in connection with Pledgor’s ownership of the Pledged Securities; and

(f) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit B to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Pledged Collateral without further consent of, or notice to, the undersigned. Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Lender to give instructions with respect to the Pledged Collateral beyond such rights set forth in the Pledge Agreement.

Very truly yours,

BRE SELECT HOTELS MEZZ 1A LLC, a Delaware limited liability company

By:
Name: Brian Kim
Title: Managing Director and Vice President

Exhibit A

LENDER:

PRINCIPAL LIFE INSURANCE COMPANY

By:
Name:
Title:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:
Name:
Title:

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND

By:
Name:
Title:

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND

By:
Name:
Title:

Exhibit A

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND

By:
Name:
Title:

BSSF ARH HOLDING, LLC

By:
Name:
Title:

Exhibit A

EXHIBIT B

FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT FOR ISSUER

[            ], 2013

To:	[ ]

[                                     ]

[                                     ]

Pursuant to the requirements of that certain Pledge and Security Agreement (Mezzanine A Loan) dated the date hereof (as amended, supplements or otherwise modified from time to time, the “Pledge Agreement”), between PRINCIPAL LIFE INSURANCE COMPANY, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND, FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND, and BSSF ARH HOLDING, LLC (together with their successors and assigns, each, a “Co-Lender” and, collectively, “Lender”), and BRE SELECT HOTELS MEZZ 1A LLC, a Delaware limited liability company (the “Pledgor”) (defined terms used herein as therein defined), this Confirmation Statement and Instruction Agreement relates to those limited liability company and partnership interests and shares of stock (the “Pledged Securities”), as further described on Schedule C to the Pledge Agreement, issued by those limited liability companies and limited partnerships listed on Schedule C to the Pledge Agreement (each, an “Issuer” and collectively, the “Issuers”).

The Pledged Securities are not (i) “investment company securities” (within the meaning of Section 8-103 of the Code) or (ii) dealt in or traded on securities exchanges or in securities markets.

The Pledged Securities are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), and therefore, for purposes of perfecting the security interest of Lender therein, the Issuers agree as follows:

On the date hereof: (i) the registered owner of 100% of the limited liability company interests of BRE Select Hotels Southeast LLC is BRE Select Hotels Mezz 1A LLC.

The registered pledgee of the Pledged Securities is:

PRINCIPAL LIFE INSURANCE COMPANY

Taxpayer I.D. Number: [                            ]

Exhibit B

COMMONWEALTH ANNUITY AND LIFE INSURANCE

COMPANY

Taxpayer I.D. Number: [                            ]

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE

INCOME FUND

Taxpayer I.D. Number: [                            ]

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL

ESTATE INCOME FUND

Taxpayer I.D. Number: [                            ]

FIDELITY SALEM STREET TRUST: FIDELITY

STRATEGIC REAL RETURN FUND

Taxpayer I.D. Number: [                            ]

BSSF ARH HOLDING, LLC

Taxpayer I.D. Number: [                            ]

There are no liens of the undersigned on the Pledged Securities or any adverse claims thereto for which the Issuers have a duty under Section 8-403 of the Code other than the liens of Lender. The Issuers have by book-entry registered the Pledged Securities in the name of the registered pledgee on or before [            ], 2013. No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Securities.

Until the Debt is paid in full, the Issuers agree to: (i) comply with the instructions of Lender sent in accordance with Section 17(h) of the Pledge Agreement, without any further consent from Pledgor or any other Person, in respect of the Pledged Securities; and (ii) disregard any request made by Pledgor or any other Person which contravenes such instructions of Lender with respect to the Pledged Securities. Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Pledged Securities beyond such rights set forth in the Pledge Agreement.

Dated: [            ], 2013

[Signatures follow on the next Page]

Exhibit B

Very truly yours,

BRE SELECT HOTELS SOUTHEAST LLC, a Delaware limited liability company

By:
Name: Brian Kim
Title: Managing Director and Vice President

[Signatures continue on next Page]

Exhibit B

ACKNOWLEDGED AND AGREED:

PRINCIPAL LIFE INSURANCE COMPANY

By:
Name:
Title:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:
Name:
Title:

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND

By:
Name:
Title:

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND

By:
Name:
Title:

Exhibit B

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND

By:
Name:
Title:

BSSF ARH HOLDING, LLC

By:
Name:
Title:

Exhibit B

EXHIBIT C

FORM OF ACKNOWLEDGMENT AND CONSENT

Issuer hereby acknowledges receipt of a copy of the Pledge and Security Agreement (Mezzanine A Loan) (the “Pledge Agreement”) dated as of [            ], 2013 made by BRE Select Hotels Mezz 1A, LLC, a Delaware limited liability company (the “Pledgor”) in favor of PRINCIPAL LIFE INSURANCE COMPANY, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND, FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND, and BSSF ARH HOLDING, LLC (together with their successors and assigns, collectively, “Lender”), and agrees that Pledgor is bound thereby. Issuer agrees to notify Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

Dated as of [            ], 2013

ISSUER:

BRE SELECT HOTELS SOUTHEAST LLC, a Delaware limited liability company

By:
Name: Brian Kim
Title: Managing Director and Vice President

Exhibit B